Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events

20. Subsequent Events

Convertible promissory note, Mast Hill Fund, L.P., 12% interest, unsecured, matures January 11, 2025

On January 11, 2024, the Company issued to Mast Hill Fund, L.P. a senior convertible promissory note in the aggregate principal amount of $350,000 in connection with the December 2023 Securities Purchase Agreement discussed in Note 8, Convertible Debentures. The Company received cash of $281,150, net of legal fees of $33,850, resulting in an original issue discount of $35,000. The interest on the outstanding principal due under the note accrues at a rate of 12% per annum. Under the terms of the agreement the Company will begin paying accrued interest on April 11, 2024 and principal on July 11, 2024, with all remaining amounts under the note due on January 11, 2025. The note is convertible into shares of the Company’s common stock at a fixed conversion price of $25.00 per share.

Additionally, in connection with the note, the Company issued Mast Hill Fund, L.P. 2,974 commitment shares, 3,360 First Warrants with an exercise price of $31.25 which expire on January 11, 2029, and 23,333 Second Warrants with an exercise price of $0.25 which expire five years from the date of a triggering event as defined in the terms of the agreement.

On January 11, 2024, the Company issued 2,974 commitment shares to Mast Hill Fund, L.P. The shares had a fair value of $49,075.

In connection with the issuance of this debt, the Company issued 443 First Warrants to a broker.